EXHIBIT 10.82

Commercial Volume                                          Terms and Conditions

                            SUPPLY CONTRACT BETWEEN
                      SUBMARINE SYSTEMS INTERNATIONAL LTD.
                                       AND
                             GCI COMMUNICATION CORP.













           [CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT
            WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY
           OF THE UNREDACTED DOCUMENT HAS BEEN FILED SEPARATELY WITH
                    THE SECURITIES AND EXCHANGE COMMISSION.]







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Commercial Volume                                          Terms and Conditions



                                Table of Contents

Article 1.        Provision of System.........................................1
Article 2.        Documents Forming the Entire Contract.......................1
Article 3.        Definitions.................................................2
Article 4.        Contract Price..............................................3
Article 5.        Terms of Payment............................................4
Article 6.        Contract Variations.........................................7
Article 7.        Responsibilities for Submarine Cable Construction
                   Approvals, Permits, Permissions and Consents...............8
Article 8.        Route Survey................................................9
Article 9.        Acceptance..................................................9
Article 10.       Warranty....................................................12
Article 11.       Contractor Support..........................................15
Article 12.       Purchaser's Obligations.....................................15
Article 13.       Termination for Default.....................................16
Article 14.       Termination for Convenience.................................17
Article 15.       Suspension..................................................20
Article 16.       Title and Risk of Loss......................................20
Article 17.       Force Majeure...............................................21
Article 18.       Intellectual Property.......................................22
Article 19.       Infringement................................................25
Article 20.       Safeguarding of Information and Technology..................26
Article 21.       Export Control..............................................27
Article 22.       Liquidated Damages..........................................27
Article 23.       Limitation of Liability/Indemnification.....................27
Article 24.       (Intentionally Left Blank)..................................28
Article 25.       Design and Performance Responsibility.......................28
Article 26.       Product Changes.............................................29
Article 27.       Risk and Insurance..........................................29
Article 28.       Plant and Work Rules........................................30
Article 29.       Right of Access.............................................30
Article 30.       Quality Assurance...........................................31
Article 31.       Documentation...............................................31
Article 32.       Training....................................................31
Article 33.       Settlement of Disputes/Arbitration..........................31
Article 34.       Applicable Law..............................................33
Article 35.       Notices.....................................................33
Article 36.       Publicity...................................................34
Article 37.       Assignment..................................................34
Article 38.       Relationship of the Parties.................................34
Article 39.       Successors Bound............................................34
Article 40.       Paragraph Captions..........................................34
Article 41.       Severability................................................34
Article 42.       Survival of Obligations.....................................35
Article 43.       Non-Waiver..................................................35
Article 44.       Language....................................................35
Article 45.       Performance Guarantee.......................................35
Article 46.       Entire Agreement............................................35



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Commercial Volume                                          Terms and Conditions


                                   Appendices


Appendix 1  -  Provisioning Schedule

Appendix 2  -  Billing Schedule

Appendix 3  -  Sample Invoice

Appendix 4  -  Responsibilities for Submarine Cable Construction Approvals,
               Permits, Permissions and Consents

Appendix 5  -  (Intentionally Left Blank)

Appendix 6  -  Plan of Work




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Commercial Volume                                          Terms and Conditions


                             SUPPLY CONTRACT BETWEEN
                      SUBMARINE SYSTEMS INTERNATIONAL LTD.
                                       AND
                             GCI COMMUNICATION CORP.


This agreement for the supply of a fiber optic cable system ("Contract") is effective as of this 11th day of July, 1997 ("Effective Date") between Submarine Systems International Ltd., a corporation organized and existing under the laws of the State of Delaware, of the United States of America, and having an office at 340 Mt. Kemble Avenue, Morristown, New Jersey, 07962-1923 of the United States of America ("SSI" and "Contractor"); and GCI Communication Corp., a corporation organized and existing under the laws of Alaska, of the United States of America, and having an office at 2550 Denali Street, Anchorage, Alaska, 99503-2721 ("Purchaser").


WHEREAS, Purchaser desires to establish a fiber optic submarine cable system, to be known as Alaska United Fiber System ("System") linking the State of Alaska, with landings in Juneau at Lena Point North and Whittier at Lookout Point, and the State of Washington, with a landing in Richmond Beach at Puget Sound;

WHEREAS,   Contractor   is  in  the   business   of   designing,   constructing,
manufacturing, supplying, delivering, and installing fiber optic submarine cable systems;

WHEREAS, Purchaser seeks to purchase and own the System and wishes to engage Contractor to be responsible to design, construct, manufacture, supply, deliver, and install the System and for Cable laying, testing, and commissioning the System (hereinafter collectively called "Work"); and

WHEREAS, Contractor is willing to do the Work in accordance with and subject to the terms hereof.

NOW THEREFORE, IT HAS BEEN AGREED AS FOLLOWS:

Article 1.   Provision of System
Contractor agrees to design, engineer, provide and install or cause to be designed, engineered, provided and installed and Purchaser agrees to purchase the System designed, manufactured and installed in accordance with this Contract.

Article 2.   Documents Forming the Entire Contract
This Contract consists of these commercial Terms and Conditions and the following documents (in the form of attachments, including appendices, attached hereto), which shall be read and construed as part of the Contract, listed in order of precedence:

                  -    Technical Volume (including Route Information)
                  -    Plan of Work, Appendix 6


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                  -    Provisioning Schedule, Appendix 1
                  -    Billing Schedule, Appendix 2
                  - Responsibilities for Submarine Cable Construction Approvals, Permits, Permissions and Consents, Appendix 4

This ordering shall be used to establish priority in the event that there is an inconsistency between any of these documents. In the event of any inconsistency between the Terms and Conditions and the above listed documents, the Terms and Conditions shall prevail.

These documents also may refer to the System as the Alaska United Cable System.

Article 3.   Definitions
Definitions are as described in the specific Articles. Except as otherwise defined, the following definitions shall apply throughout the Contract:

CIF means cost, insurance and freight which charges shall be reimbursed by Purchaser, as estimated on Appendix 1 and as invoiced by Contractor.

Contract  means  this  agreement,   specifically  consisting  of  the  documents
described in Article 2, and shall be deemed to include any amendments thereto or Contract Variations pursuant to Article 6 (Contract Variations).

Contractor means the entity that has executed this Contract as Contractor (SSI) and will be responsible for the performance of the Work under this Contract and shall include its successors and/or assigns.

Contract Price means the total price payable for the performance of the Contract, as contained in Article 4 (Contract Price) and the Provisioning Schedule, including any variations agreed upon between Contractor and Purchaser pursuant to Article 6 (Contract Variations).

FOB (Free On Board) means that the Contractor fulfills its obligation to deliver when the goods have passed over the vessel's rail at the named port of shipment. Purchaser shall bear all costs of shipping and handling.

Initial Contract Price means the price set forth in Article 4(A).

Party(ies) means either of Purchaser and/or Contractor, as appropriate.

Performance Requirements means the System performance requirements set forth in the Specifications or such other System performance levels as mutually agreed by the Parties.

Provisioning Schedule means the price schedule attached hereto in Appendix 1.



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Purchaser means the entity that has executed this Contract as the Purchaser (GCI
Communication Corp.) and shall include its successors and/or assigns.

Specifications means the contents of the Technical Volume.

Software means all programs, data, object codes, documentation, and operating systems, whether in writing, in firmware, or in any other form, which are necessary for operation of the System. It includes documentation, any support tools which are not commercially available, and data connected with the development and support as well as any upgrade or enhancement thereto that may be required under the warranty provisions.

Work means the managing, coordinating, planning, surveying, designing, manufacturing, transporting, cable laying, installing, testing, commissioning, training and any other associated services or activities whatsoever, including any other work and obligations to be carried out in the execution of this Contract by Contractor.

Article 4.   Contract Price
         A.       Contract Price
                  Prices shall be as set forth in Appendix 1, Provisioning Schedule. The initial Contract Price in United States Dollars (US$) is ********** ("Initial Contract Price") for the System.

         B.       Taxes, Levies and Duties
                  1. Contract Price, as stated in 4(A) above, excludes customs duties, sales, state, local, business, occupation and use taxes, VAT, and fiscal stamps connected with Contract legalization or any other tax, duty, levy or similar charge which Contractor is required by law to bill to and collect from the Purchaser. At the Purchaser's request, Contractor shall provide a good faith estimate of customs, duties, and taxes or similar charges payable by the Purchaser.

                  2. The Purchaser will be responsible for paying, including but not limited to, all such appropriate customs duties, sales, state, local, business, occupation and use taxes, VAT, and fiscal stamps, etc. connected with Contract legalizations to the authorities in their countries. However, if Contractor is required to pay such, it will be reimbursed by the Purchaser within thirty (30) days of the date the appropriate invoice is received by the Purchaser in accordance with Article 5 (Terms of Payment).

                  3. The Purchaser shall obtain at its own risk and expense any import license or other official authorization and carry out all customs formalities necessary for the importation of goods.
                           Contractor,


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Commercial Volume                                          Terms and Conditions


                           upon request of Purchaser, shall provide Purchaser with any reasonable assistance. The Purchaser shall agree to be the Importer of Record or designate an Importer of Record/Consignee on its behalf. Purchaser must provide a Letter of Authorization from the third party designate stating it will agree to be the Importer of Record on Purchaser's behalf and identify the individual name of the person and address of the designated Importer of Record.

                  4. Unless otherwise agreed to in writing, the equipment, materials and supplies to be installed or held on land shall be delivered to the agreed point at the named place of destination and shall be consigned to the Purchaser.

         C.       Contractor's Income Tax
                  The Contractor shall be responsible for any income tax that might be incurred by Contractor as a result of income obtained by Contractor arising from and/or in connection with the Contract.

Article 5.   Terms of Payment
         A.       General Conditions of Payment
                  1. All payments shall be made and all invoices shall be rendered in US Dollars (US$). The Purchaser shall be responsible for and shall pay all costs and fees for payment, as well as the banking and cabling costs. All banking documents and correspondence must be in English.

                  2. On or before **********, payment shall be secured by one of the following Payment Securities: 1) **********, or 2) **********, or 3) ********** or 4)
                           any other financial instrument acceptable to Contractor. Any such Payment Security shall be in a format that is acceptable to Contractor and be confirmed by and payable at a bank chosen by Contractor.

                                   Account Number: **********

                                   ABA Number: **********

                                   Bank name and address: **********
                                                          **********
                                                          **********

                  3. The Payment Security will be in an amount equal to the value of the work undertaken or to be undertaken by Contractor, plus any other charges associated with the issuance of any such Payment


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                           Security.  At all times  Contractor shall be entitled
                           to have any work to be undertaken to be secured by a Payment Security before proceeding with such work.

         B.       Terms of Payment
                  1.       Down Payment
                           ********** of the Initial Contract Price ("Down Payment"), as provided in the Billing Schedule, shall be due after Contract signing and on or before August 1, 1997.

                  2.       Progress Payments
                            (a) ********** of the Contract Price will be invoiced in accordance with the Billing
                                     Schedule in Appendix 2

                  3.       Final Payment
                            (a) The remaining balance ********** of the Contract Price will be invoiced upon the issuance of the Certificate of Provisional Acceptance, as set forth in Article 9.
                            (b) In the event a Certificate of Commercial Service is issued prior to the issuance of the Certificate of Provisional Acceptance, the Purchaser shall be invoiced ********** of the remaining balance upon issuance of the Certificate of Commercial Service, with the balance to be invoiced upon the issuance of the Certificate of Provisional Acceptance.

                  4.       Payment for Contract Variations
                           Contract variations will be invoiced and paid in accordance with the terms of the Contract Variation as set forth in Article 6 (Contract Variations).

         C.       Invoice Procedures
                  1. Invoices shall be submitted in the format as provided in Appendix 3. All invoices for Work will be paid in accordance with Article 5(B) hereof.

                  2. If the progress of the work within any category is such that an appropriate milestone is not achieved by the end of the month corresponding to the milestone as set forth in the Plan of Work and in accordance with the Billing Schedule, Contractor may, at the Purchaser's option, invoice an amount consistent with the portion thus far completed, to achieve that milestone. If the Purchaser authorizes the submission of such an invoice, the remaining amount shall be invoiced at the time of completion of the milestone. If the Purchaser does not authorize the partial invoice, the entire amount will be invoiced upon completion of the milestone.


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                  3.       The   Contractor   shall  render  all  invoices,   in
                           accordance   with   Article  35,  to  the   following
                           addresses:

                                   GCI Communication Corp.
                                   2550 Denali Street (Suite 1000)
                                   Anchorage, Alaska  99503-2721
                                   Attn:  Mr. Jimmy R. Sipes
                                   Vice President
                                   Telephony Network Engineering

                                   GCI Communication Corp.
                                   2550 Denali Street (Suite 1000)
                                   Anchorage, Alaska  99503-2721
                                   Attn:  Accounts Payable

        D.       Payment Procedures
                  1. Purchaser shall pay Contractor, and Contractor shall accept payment, in accordance with Article 5 (Terms of Payment).

                  2. The full amount owed, as invoiced, shall be paid within ********** of the date of the respective invoice, except for the Down Payment which shall be paid as set forth in Article 5(B)1.

                  3. Invoices shall be submitted to the Purchaser by the ********** day of the month concerned.

                  4. Invoices not paid when due shall accrue late payment charges from the day, following the day, on which payment was due until the day on which it is paid. Invoices for extended payment charges shall not be issued for an amount less than U.S. **********. Extended payment charges shall be computed at the rate of **********.

                  5. An invoice shall be deemed to have been accepted for payment if the Purchaser does not present a written good faith objection within ********** of the receipt date of the invoice by Mail, as defined in Article 35.

                  6. In the event that the Purchaser has an objection to an invoice as mentioned in Article 5(D)(5) above, the Purchaser and Contractor shall make every reasonable effort to settle promptly the dispute concerning the invoice in question. The Purchaser will have the right to withhold payment of the disputed amount so long as it deposits, in full, such disputed amount into an escrow account held by a mutually agreed upon escrow agent (hereinafter referred to as "Escrow") on or before the date such amount was otherwise due.


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                           (a)      Provided such disputed amount is placed into
                                    Escrow  in a timely  manner,  the  Purchaser
                                    shall not be deemed to be in breach of or in
                                    default for failing to pay Contractor.
                           (b) Upon final resolution of such dispute, the Escrow agent will distribute the disputed amount to the prevailing party in accordance
                                    with  the  resolution,   together  with  any
                                    interest earned on such amount.
                           (c) In addition, the prevailing party shall be entitled to receive from the other party interest on the distributed disputed amount at a rate of **********.

                  7. The Purchaser shall make timely payments for that portion of the invoice not in dispute in accordance with Article 5(D), or such payments will be assessed extended payment charges as set forth in Article 5(D)(4) above. Pending resolution of the dispute, the Purchaser may not withhold payment on any other invoice concerning different goods and/or services submitted by Contractor.

                  8. If Purchaser fails to timely pay into the Escrow or to Contractor, then Contractor must provide ********** written notice, in accordance with Article 35, to Purchaser of the failure to pay. If Purchaser fails to cure such failure, then Contractor, upon written notice, may suspend Work until such payment is made.

Article 6.   Contract Variations
         A.       Either  the   Purchaser   or  the   Contractor   may,   during
                  construction of the System request, in writing, contract variations requiring additions or alterations to, deviations or deductions from the System ("Contract Variation"). Upon consent of the other Party, any such change will be formalized as an amendment to the Contract.

         B. A Contract Variation shall be priced according to the applicable unit prices listed in the Provisioning Schedule. To the extent that the unit prices listed in the Provisioning Schedule are not applicable to equipment, services or work in the Contract Variation, the price payable for the Contract Variation shall be as determined, in advance, by mutual agreement based upon the price information provided to the Purchaser by the Contractor. The terms of payment and the payment procedures for the Contract Variations shall also be as mutually agreed upon prior to the execution of the Contract Variation.

         C. If a Contract Variation results in an increase in the time required to complete the Work, the Contractor shall notify, in writing, the Purchaser of the extension of time required. A Contract Variation shall not become effective unless and until the price adjustment, the terms and schedule of


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                  payment and the  extension of time have been  mutually  agreed upon by the Parties. A Contract Variation is accepted and binding when signed by an authorized representative of each Party and shall be incorporated as amendments into the Contract.

         D. Any changes in Work resulting from a change in route selection will be treated as a Contract Variation.

         E. Any change of any law (except those affecting the customs duties, sales, use or import taxes, VAT, and any other tax, duty, levy or similar charges borne by the Purchaser, relating to Contract items and fiscal stamps connected within Contract legalization) which require a change in the Work and/or affect the Contract Price, shall be treated as a Contract Variation and its terms must be mutually agreed as set forth in Articles 6(B) and 6(C).

         F. The engineering for the shore end/land construction is provided for in the Provisioning Schedule and the Specifications. Purchaser and Contractor shall work together cooperatively to determine the final engineering for the shore end/land construction. Any changes will be treated as a
                  Contract Variation. In the event, Purchaser seek certain changes to reach an agreed upon final engineering plan and provided such changes are within the general scope of Work covered by the Contract and technically feasible, the Contractor shall not unreasonably refuse to agree to such changes where they are not of a fundamental nature and provided the changes can be implemented during the construction period. Contractor agrees it will not commence Work on the final engineering for the shore end/land construction until such final engineering plan is mutually agreed upon.

Article 7. Responsibilities for Submarine Cable Construction Approvals, Permits, Permissions and Consents
         A. Both the Contractor and the Purchaser shall work together to obtain all necessary approvals, permits, permissions, consents, licenses and customs clearance (hereinafter referred to as "Permits").

         B. The Purchaser shall be solely responsible for obtaining the Permits identified in Appendix 4(I) (Responsibilities for Submarine Cable Construction Approvals, Permits, Permissions and Consents). Upon written request, the Contractor shall assist the Purchaser in obtaining such Permits. In case of such assistance, promptly after the actual costs become known to the Contractor, the Contractor shall provide a statement of such actual costs to the Purchaser. Thereafter, the Purchaser shall reimburse the Contractor for the actual costs incurred by the Contractor against submission of corresponding invoices, and in accordance with Article 5 (Terms of Payment).



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         C.       The Contractor  shall be solely  responsible for obtaining the
                  Permits identified in Appendix 4(II). Upon written request, the Purchaser will assist and promptly provide information to the Contractor.

         D. Any delay in obtaining such Permits shall constitute a Force Majeure and be treated as described in Article 17 (Force Majeure), unless the fault can be attributed to a Party.

Article 8.   Route Survey
         A. Contractor has conducted a Route Survey and has made a route selection for the System, based on the Route Survey. The Purchaser and Contractor have mutually agreed on the route and on the consequent Straight Line Diagram (SLD). The Contractor shall be responsible for any changes resulting from any Route Survey inaccuracies.

         B. Any changes required to the route selection shall be treated as a Contract Variation in accordance with Article 6, Contract Variation.

Article 9.   Acceptance
         A.       General
                  1. Provisional Acceptance and Final Acceptance shall be determined in accordance with the applicable test programs described in the Specifications ("Acceptance Testing").

                  2. The Acceptance Testing shall be performed by the Contractor. The Purchaser or its designated representatives may observe the Contractor's tests and review the test results. Additionally, Purchaser shall perform its own tests, including the confidence trials described in Section 1.1.2 of the Specifications.

                  3. All expenses incurred by the Contractor (including testing apparatus and technical staff) in the execution of the Acceptance Testing shall be borne by the Contractor. The Contractor shall not be responsible for any costs incurred by the Purchaser or its representatives or for any additional tests requested by the Purchaser.

                  4.       The  Purchaser   shall  not   unreasonably   withhold
                           issuance of any Acceptance Certificate.

         B.       Provisional Acceptance
                  1. This System shall be ready for Provisional Acceptance by a date mutually agreed to by both the Purchaser and the Contractor. Provisional Acceptance occurs when the results of the Acceptance Testing demonstrate that the Work is sufficient to realize the System performance requirements set forth in the


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                           Specifications  or  such  other  System   performance
                           levels as agreed upon as  acceptable by the Purchaser
                           and   the   Contractor   (hereinafter    collectively
                           "Performance Requirements"), and the Contractor has fulfilled its commitments under the Contract.

                  2. Within ********** of receipt of the complete set of Acceptance Testing results, the Purchaser must issue notification of the following:
                           (a)       Issuance of a  Certificate  of  Provisional
                                     Acceptance in accordance  with this Article
                                     9(B); or
                           (b)       rejection of a Certificate  of  Provisional
                                     Acceptance,   but  instead  issuance  of  a
                                     Certificate   of   Commercial   Service  in
                                     accordance with Article 9(C) below; or
                           (c)       rejection    of   the   System   for   both
                                     Provisional   Acceptance   and   Commercial
                                     Service in its  existing  condition  with a
                                     written    explanation   of   reasons   for
                                     rejection.
                           If the Purchaser fails to respond with such notification in a timely manner, but no later than **********, then Provisional Acceptance of the System shall be deemed from the date of receipt of the results of Acceptance Testing.

                  3. On receipt of a notice from the Purchaser pursuant to Articles 9(B)(2)(b) or (c) above, the Contractor shall be entitled to address any disputes and explain any discrepancies to the Purchaser regarding the results of the Acceptance Testing. If the Purchaser is agreeable, it may issue a new notice pursuant to
                           Article 9(B)1 above, which shall be deemed to have been issued on the date of the original notice.

                  4. In case of rejection, and if the explanation by the Contractor as in Article 9(B)(3) above is not accepted, for good cause, by the Purchaser, the Contractor shall carry out the necessary corrective actions and will effect a new series of Acceptance Testing ("Re-testing"). After receipt of the results of the Re-testing, the Purchaser will be granted a new period of ********** to analyze the new results according to the provisions of Article 9(B)2 and any new notice from the Purchaser shall apply from the date the Purchaser receives the latest test results.

                  5. In accordance with the above, upon issuance of a Certificate of Provisional Acceptance by the Purchaser, the System shall vest in the Purchaser on whichever is the later of the following dates, the actual deemed date of issue of the notice or the Provisional Acceptance date. The Certificate of Provisional Acceptance shall bear the actual date when the System was put into service and may contain a written list of outstanding items, if any, required by this Contract that do not affect the normal operation and maintenance of the System.


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                  6.       The  Contractor  shall  remedy  the items in a timely
                           fashion,  prior  to  Final  Acceptance.   In  such  a
                           situation, the Purchaser shall allow the Contractor access to the System, as the Contractor may need to remedy such outstanding items upon the Contractor giving the Purchaser reasonable notice of its need for such access.

                  7. As from the date of vesting of the System, determined in accordance with Article 9(B)5 above, the Purchaser shall assume the risk in respect of all parts of the System and responsibility for its maintenance. Notwithstanding the above, provided that the Contractor has been allowed access to the System as required in Article 9(B)6, the Contractor shall continue to carry the risk with respect of any outstanding items.

         C.       Commercial Service
                  1. A Certificate of Commercial Service may be issued if the results of the Acceptance Testing demonstrate that the Work: (i) is not sufficient to meet the System Performance Requirements and (ii) does not reasonably justify the issuance of a Certificate of Provisional Acceptance, but nevertheless, the Contractor determines that the System is capable of carrying commercial traffic and the Purchaser consents to put the System into Commercial Service, which consent shall not be unreasonably withheld.

                  2. Upon the issuance of a Certificate of Commercial Service, the System shall be deemed to be accepted for commercial use and shall vest in the Purchaser on the actual date when the System was put into commercial service.

                  3.       The  Certificate  of  Commercial  Service  shall have
                           annexed  to  it  a  mutually   agreed   list  of  all
                           outstanding items to be completed by the Contractor.

                  4. The Contractor shall remedy the items in a timely fashion, provided that the Purchaser allows the Contractor the necessary access to the System as the Contractor needs to remedy such outstanding items. The Contractor shall give the Purchaser reasonable notice of its requirement for such access. Notwithstanding the above, provided that the Contractor has been allowed access to the System as required in Article 9(D)4, the Contractor shall continue to carry the risk of loss for any outstanding items.

                  5. From the date of vesting, as determined in accordance with Article 9(C)2 above, the Purchaser shall assume the risk of loss with

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                           respect  to  all  parts  of  the  System  (except  as
                           mentioned in Article 9(C)4 above) and responsibility for its maintenance.

                  6. When the outstanding items referenced in Article 9(C)3 above have been remedied, the Purchaser will immediately issue a Certificate of Provisional Acceptance.

                  7. The issuance of a Certificate of Commercial Service shall in no way relieve the Contractor from its obligation to provide a System conforming with the Performance Requirements at the time of the issuance of a Certificate of Provisional Acceptance.

         D.       Final Acceptance
                  1. Final Acceptance shall occur six months after Provisional Acceptance provided that the System has successfully completed Final Acceptance Testing which demonstrates that the System meets System Performance Requirements, and the Contractor has fulfilled its commitments under the Contract.

                  2. Within ********** of the date of the Report of the Final Acceptance Testing, the Purchaser shall issue a Certificate of Final Acceptance. The issuance of the Certificate of Final Acceptance will not be unreasonably withheld or delayed. If no such Certificate of Final Acceptance is issued, then Final Acceptance of the System shall be deemed to have occurred at the date of the Report.

                  3.       The  Purchaser  may  choose to  dispense  with  Final
                           Acceptance   Testing   and   immediately   issue  the
                           Certificate of Final Acceptance.

Article 10.   Warranty
         A. The Contractor warrants that ********** and that ********** (hereinafter "Warranty Period"), **********. However, the Contractor shall only be responsible for ********** Warranty Period for **********. The remaining years of the Warranty Period shall be **********.
                            1. During the Warranty Period, the Contractor shall make good, **********, which may become apparent or be discovered due to
                                    **********


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                                    **********.(a)  The Contractor shall perform
                                    any repair required to restore the System to
                                    the  Specifications,  if at any time  during
                                    the Warranty Period,  **********.
                           (b) The Contractor shall make every reasonable effort **********. The Purchaser agrees to cooperate with the Contractor to facilitate the Contractor's repair activity.
                           (c)      In the event  that the  Contractor  fails to
                                    timely  make  the  repair  **********,   the
                                    Purchaser  may repair the System and collect
                                    the reasonable costs of such repair from the
                                    Contractor.
                                    (i)    The  Contractor  shall be entitled to
                                           have a  representative  on board ship
                                           to observe at sea  repairs  and shall
                                           be given the earliest possible notice
                                           of any such repair. If the Contractor
                                           is  not  able  to   attend  in  time,
                                           despite  such advance  notices,  then
                                           the     Contractor     will    accept
                                           responsibility    for   the   repairs
                                           provided **********.
                                    (ii)   Subject to the foregoing,  any repair
                                           by  the  Purchaser  **********.   Any
                                           equipment  discovered to be defective
                                           or  faulty  and  recovered  during  a
                                           warranty  repair shall be returned to
                                           the Contractor at its request.

                  2. The Contractor shall ********** required during the Warranty Period, which **********


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                           **********.

                  3.       The  Contractor  shall   **********.   However,   the
                           Contractor may use, with the consent of the Purchaser, which shall not be unreasonably withheld, **********. The Contractor shall replace in kind **********, or at the option of the Purchaser, reimburse the Purchaser **********. The replacement of or reimbursement for such materials shall be made at a time mutually agreed to by the Purchaser and the Contractor.

                  4.       If during the  Warranty  Period  **********.

                  5. Any defective part repaired or replaced during the Warranty Period **********. However, the Warranty Period shall never **********.

         B. The Contractor warrants that services furnished hereunder will be performed in a careful and workmanlike manner using materials free from defects except **********. If such services prove to be not so performed and the Purchaser notifies the Contractor **********, the Contractor, at its option, either **********.

         C.       The  warranty  provided by the  Contractor  shall not apply to
                  defects  or  failures  of   performance,   which  result  from
                  **********.


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         D.       EXCEPT AS EXPRESSLY PROVIDED FOR HEREIN, **********.

Article 11.   Contractor Support
         A. For a period of ********** from the date of Provisional Acceptance, the Contractor will make available to the Purchaser replacement parts and repair service for the System as may be reasonably necessary for its operation, maintenance or repair. Where identical parts cannot be supplied, the Contractor shall provide fully compatible parts with characteristics equal or equivalent to those originally provided by the Contractor. Such parts and services shall be provided under Contractor's normal and reasonable conditions of price and delivery.

         B.       If  for  any   reason   the   Contractor   intends   to  cease
                  manufacturing or having manufactured identical or fully compatible replacement parts, the Contractor shall give a minimum of ********** notice to the Purchaser to allow the Purchaser to order from the Contractor any required replacement parts and shall forthwith provide full details of the arrangements to provide equivalents.

         C. In the event that Purchaser fails or does not purchase sufficient parts during the period set forth in Article 11(B), Purchaser understands that Contractor will provide support, but such support shall be at Purchaser's expense.

         D. Nothing under Article 11(B) shall be interpreted to limit or eliminate the Contractor's obligations under Article 10(A)4.

Article 12.   Purchaser's Obligations
If any loss, damage, delay or failure of performance of the System results from the Purchaser's failure to perform its obligations hereunder and results in an increase in the costs of performance or the time required for performance of any of the Contractor's duties or obligations under this Contract, which cannot be avoided by reasonable efforts on the part of the Contractor, the Contractor shall be entitled to (i) **********, (ii) **********, (iii) **********, and (iv)
**********.

         A.       The  Contractor  shall  inform the  Purchaser  promptly of any occurrence covered under this Article, and shall use reasonable efforts to minimize any such additional costs or delay.


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         B.       The  Contractor  shall  promptly  provide to the  Purchaser an estimate of the anticipated additional costs and time required to complete the Work.

         C. As soon as reasonably practicable after the actual costs become known to the Contractor, the Contractor shall provide a statement of such actual costs to the Purchaser.

         D. The Purchaser thereafter shall reimburse the Contractor for the actual, reasonable and necessary costs incurred by the Contractor against submission of corresponding invoices, and in accordance with Article 5 (Terms of Payment).

Article 13.   Termination for Default
         A. Either Party may, by written Notice of Termination for Default, immediately upon receipt or such later date as specified in the notice, terminate the whole or any part of this Contract in any one of the following circumstances:

                  1. If a Party materially fails to comply with the Terms and Conditions of this Contract and does not proceed to cure such failure within a period of ********** (or such longer period as the non-breaching Party may authorize in writing) after receipt of written notice to cure from the non-breaching Party specifying such failure; or

                  2.       If the other Party **********.

         B.       If this Contract is terminated by the Purchaser as provided in
                  Article 13(A), the Purchaser, in addition to any other rights provided in this Article and upon payment to Contractor of all monies due and owing as set forth in Article 13(C) below, may require the Contractor to transfer title and deliver to the Purchaser in the manner and to the extent directed by the Purchaser any completed equipment, material or supplies, and such partially completed cable and materials, parts, tools, dies, jigs, fixtures, plans, drawings, information, and contract rights (hereinafter collectively "Manufacturing Materials") as the Contractor has had specifically produced or specifically acquired for the performance of such part of this Contract as has been terminated and which, if this Contract had been completed, would have been required to be furnished to the Purchaser; and the Contractor shall, upon the direction of the Purchaser, protect and preserve property in the Contractor's possession in which the Purchaser has an interest.



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         C.       If the Contract is  terminated  by either Party as provided in
                  13(A), the Contractor shall be paid:

                 1. the prices, less the applicable discount, specified in the Provisioning Schedule for completed equipment, material and supplies delivered and services performed; and

                 2. the amount agreed upon by the Purchaser and the Contractor for Manufacturing Materials delivered to and approved by the Purchaser; and

                 3. the Contractor's actual, reasonable, and necessary costs incurred for the protection and preservation of property.

         D. Force Majeure events pursuant to Article 17 (Force Majeure) shall not constitute a default under this Article.

         E. In the event of any termination of this Contract as provided in Article 13(A), neither Party shall be relieved from any liability for damages or otherwise which may have been incurred by reason of any breach of this Contract.

Article 14.   Termination for Convenience
         A. On or before **********, the performance of Work under this Contract may be terminated by Purchaser in whole, or in part, at its discretion. Purchaser shall deliver to the Contractor a written Notice of Termination specifying the extent to which performance of Work under this Contract is terminated, and the date upon which such termination becomes effective. Upon termination, the Purchaser will make payment to Contractor of all monies due and owing as set forth in Article 14(D) below.

         B. After receipt of such Notice of Termination, and except as otherwise directed by the Purchaser, the Contractor shall:

                  1. Stop Work under this Contract on the date and to the extent specified in the Notice of Termination;

                  2. Place no further orders or contracts for materials, services or facilities except as may be necessary for completion of such portion of Work under this Contract as is not terminated;

                  3. Use reasonable best efforts to terminate all orders and contracts to the extent that they relate to the performance of Work terminated by the Notice of Termination;


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                  4.       Assign to the Purchaser,  in the manner, at the time,
                           and to the extent directed by the Purchaser, all of the Contractor's rights, title and interest under the orders and contracts so terminated;

                  5. Use reasonable efforts to settle all outstanding liabilities and all claims arising out of such termination of orders and contracts, with the Purchaser's prior approval;

                  6. Transfer title and deliver to the Purchaser in the manner, at the time and to the extent (if any) directed for the following:
                            (a) the fabricated or unfabricated parts, work in process, completed work, supplies, inventory and other material produced as a part of, or acquired in connection with, the performance of the Work terminated by the Notice of Termination; and
                            (b) the completed or partially completed plans, drawings, information and other property which, if this Contract had been completed, would have been required to be furnished to the Purchaser.

                  7. Use reasonable best efforts to sell, in the manner, at the time, to the extent and at the price or prices directed or authorized by the Purchaser, any property of the types referred to in Article 13(B)6 above provided, however, that the Contractor:
                            (a) shall not be required to extend credit to any buyer; and
                            (b) may acquire any such property under the conditions prescribed by and at a price approved by the Purchaser; and provided further that the proceeds of any such transfer or disposition shall be applied in reduction of any payments to be made by the Purchaser to the Contractor under this Contract or paid in such other manner as the Purchaser may direct.

                  8. Complete performance of such part of the Work which was not terminated by the Notice of Termination; and

                  9. Take such action as may be necessary, or as the Purchaser may reasonably direct, for the protection and preservation of the property related to this Contract which is in the Contractor's possession and in which the Purchaser has acquired or may acquire an interest.

         C. After such Notice of Termination, the Contractor shall submit to the Purchaser a written termination claim. Such claim shall be submitted promptly, but, unless otherwise extended, in no event later than one year, but for a termination of the entire Contract within six months, from the effective date of termination.



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         D.      In the  settlement  of any such  partial  or total  termination claim, the Purchaser shall pay to the Contractor the total of:

                  1. the Contract Price for that part of the Work which has been completed;

                  2. a fair and reasonable proportion of the Contract Price for that part of the Work which has been partially completed;

                  3. the costs, including administrative costs, plus a reasonable markup of materials and supplies purchased in respect of the Contract but not yet incorporated into the Work;

                  4. the cost of settling and paying claims rising out of the termination of Work under the contracts in orders, as provided in Article 14(D)5 below which are properly chargeable to the terminated portion of this Contract, as previously approved Purchaser; and

                  5. the actual and reasonable costs of settlement including accounting, legal, clerical and other expenses necessary for the preparation of settlement claims and supporting data with respect to the terminated portion of this Contract and for termination and settlement of contracts thereunder, together with reasonable storage, transportation and other costs incurred in connection with the protection and disposition of property proper to this Contract.

         E.       In  arriving  at the amount due to the  Contractor  under this
                  Article 14 all unliquidated payments made to the Contractor, any liability which the Contractor may have to the Purchaser, and the agreed price for, or the proceeds of sale of any materials, supplies or other things acquired by the Contractor or sold, pursuant to the provisions of this Article 14, and not otherwise recovered by or credited to the Purchaser shall be deducted.

         F. In addition, if the Contract is only partially terminated, prior to the settlement of the terminated portion, the Contractor may file with the Purchaser a request in writing for an equitable adjustment of the Contract Price for the portion of the Contract not terminated by the Notice of Termination, and any such equitable adjustments as mutually agreed shall be reflected in the Provisioning Schedule, Appendix 1.

         G. The Purchaser may, from time to time, under such terms and conditions as it prescribes, approve partial payments and payments on account against costs incurred by the Contractor in connection with the terminated portion of this Contract. If such payments total in excess of the amount finally agreed or determined to be due under this Article 14, such excess shall be refunded, upon demand, by the Contractor to the Purchaser.



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         H.       For a period of **********  after final  settlement under this
                  Contract, the Contractor shall preserve and make available to the Purchaser and its representatives at reasonable times at the Contractor's office, but without charge to the Purchaser, all supporting books, records and documents required to be kept relating to the terminated Work.

Article 15.   Suspension
         A. On or before **********, Purchaser may, at its convenience, order the Contractor to suspend all or part of the Work
                  (hereafter "Suspension") for such period of time as the Purchaser determines to be appropriate. If, as a result of such Suspension, the Contractor incurs additional costs or losses in the discharge of its responsibilities under this Contract, and where such suspension, losses or costs are not caused by the Contractor's act or omission and could not have been reasonably prevented by the Contractor, the Contractor shall be allowed an equitable adjustment to the Contract Price or the Provisioning Schedule in Appendix 1 and an equitable extension in the time required for performance.

         B. Every **********, during the period of Suspension, the Parties shall meet formally and review the circumstances surrounding the Suspension including without limitation, the anticipated date of re-commencing Work.

         C. Thereafter, if the Suspension continues for a total of **********, the Contractor may terminate the Contract in accordance with the terms as specified in Article 14 (Termination for Convenience).

Article 16.   Title and Risk of Loss
         A.       Except as  provided  in  Article 18  (Intellectual  Property),
                  Article 20  (Safeguarding  of Information  and Technology) and
                  Article 21 (Export Control), title to all equipment, materials and supplies provided by the Contractor hereunder for incorporation in or attachment to the System shall pass to and vest in the Purchaser upon receipt of Final Payment in accordance with Article 5(B)3 and the issuance of Certificate of Provisional Acceptance. Risk of loss or damage to all equipment, materials and supplies provided by the Contractor for incorporation in or attachment to the System shall pass to and vest in the Purchaser upon Provisional Acceptance or upon placement of the System in Commercial Service, whichever comes first. Prior to such vesting, unless provided for otherwise in this Contract, the risk of loss shall be borne by the Contractor. Upon termination of this Contract pursuant to Articles 13 (Termination for Default) or 14 (Termination for Convenience), the Purchaser may require, upon full payment, that title to the equipment, materials and supplies, which has not previously passed to the Purchaser, pass to the Purchaser, free and clear of all liens, claims, charges and other encumbrances.


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         B.       Upon  Provisional  Acceptance or upon  placement in Commercial
                  Service of the System, the Contractor warrants that all parts, materials, and equipment furnished by the Contractor or its
                  subcontractors   hereunder   are  free   from   valid   liens,
                  encumbrances, and security interests arising by or through the Contractor.

         C. Once risk of loss has passed to the Purchaser, the Purchaser shall indemnify and hold the Contractor harmless from any claims by third parties (other than Contractor, its subcontractors, agents or employees) for damage or loss including bodily injuries and deaths, resulting from the use, ownership, or operation of the System.

Article 17.   Force Majeure
                  A. The Contractor shall not be responsible for any loss, damage, delay or failure of performance resulting directly or indirectly from any cause which is beyond its reasonable control, including but not limited to: acts of God or of the public enemy; acts or failure to act of any governmental authority; war or warlike operations, civil war or commotions, mobilizations or military call-up, and acts of similar nature; revolution, rebellions, sabotage, and insurrections or riots; fires, floods, epidemics, quarantine restrictions; strikes, and other labor actions; freight embargoes; severe or unworkable weather; trawler or anchor damage; damage caused by other marine activity such as fishing, marine research and marine development; inability to secure raw materials or components; delay in obtaining permits, permissions, licenses, approvals, consents or customs clearance of supplies, materials or equipment; acts or omissions of transporters; or the acts or failure to act of any of the Purchaser, of its representatives or agents.

         B. If any such Force Majeure causes an increase in the time or costs required for performance of any of its duties or obligations, the Contractor shall be entitled to the following: (i) an equitable adjustment in the Contract Price,
                  (ii) an equitable extension of time for completion of the Work, (iii) reimbursement for all such uninsured additional costs incurred and (iv) relief from any obligation or duties as a result thereof.

                           1. Notwithstanding the above, Contractor will take the risk of loss for any trawler or anchor damage or damage caused by other marine activity until risk of loss passes to Purchaser under Article 16.

                           2. In addition, there are ********** built into the Plan of Work for use for reasonable business purposes to cover unexpected contingencies affecting Contractor and are to be fully utilized before there is any equitable adjustment of time for any Force Majeure condition.


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         C.       The  Contractor  shall  inform  the  Purchaser  promptly  with written notification, and in all cases within ********** of discovery and knowledge, of any occurrence covered under this Article and shall use its reasonable efforts to minimize such additional costs or delays. The Contractor shall promptly provide an estimate of the anticipated additional costs and the time required to complete the Work. Contractor shall be entitled to an extension of time equal to at ********** resulting from the Force Majeure condition. As soon as reasonably practicable after the actual costs become known to the Contractor, the Contractor shall provide a statement of such actual costs to the Purchaser. Thereafter, the Purchaser shall reimburse the Contractor for the actual costs incurred by the Contractor against submission of corresponding invoices in accordance with Article 5 (Terms of Payment).

         D. Within ********** of receipt of such a notice from Contractor, the Purchaser may provide a written response. The absence of a response shall be deemed as acceptance of Contractor's notice and request for additional costs.

Article 18.   Intellectual Property
         A.       Ownership
                  All right, title, and interest in and to any information, computer or other apparatus programs, software, specifications, drawings, designs, sketches, tools, market research or operating data, prototypes, records, documentation, works of authorship or other creative works, ideas, concepts, methods, inventions, discoveries, improvements, or other business, financial and/or technical information (whether or not protectable or registrable under any applicable intellectual property law) developed by Contractor in the course of its performance under this Contract, or otherwise furnished by Contractor to Purchaser as part of the delivery of the System under this Contract, is and shall remain the sole property of Contractor (hereinafter individually and collectively referred to as "Intellectual Property"). Unless otherwise expressed in this Contract, no license is implied or granted herein to Purchaser to any Intellectual Property by virtue of this Contract, nor by the transmittal or disclosure of any such Intellectual Property to Purchaser. Any Intellectual Property disclosed, furnished, or conveyed to Purchaser that is marked as "Proprietary" or "Confidential", (or if transmitted orally is identified as being proprietary or confidential), or under the totality of the circumstances ought to reasonably be treated as being proprietary or confidential to Contractor even if not so marked or identified, shall be treated in accordance with the provision of Article 20 (Safeguarding of Information and Technology).

         B.       Licenses
                  Contractor grants to Purchaser a personal, non-transferable license to use Intellectual Property that is conveyed to Purchaser when such use is unavoidably necessary for Purchaser to fulfill its obligations under this Contract. For the purposes of this Article, transfer means **********. Such


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                  grant shall further include the right by Purchaser to use such conveyed Intellectual Property to the extent unavoidably necessary to use any System supplied in accordance with the terms of this Contract. The licenses granted herein shall not
                  include   the  right  to   sub-license.   No   license   under
                  Contractor's  patents,  copyrights,  trade or  service  marks,
                  trade   secrets   or  other   intellectual   property   rights
                  protectable under law in the United States or any foreign country is granted to Purchaser.

         C.       Software
                  Contractor grants to the Purchaser a personal, non-exclusive, and non-transferable right to use Intellectual Property conveyed to Purchaser by Contractor in the form of software, including object codes and related documentation. Such software license shall not be applicable to commercial, off-the-shelf software, or software provided or developed by third parties, and shall be limited to the right to use the software with the equipment in the System for which the software was provided.

                  1.       Confidentiality
                           Purchaser shall keep the software confidential in accordance with Article 20 (Safeguarding of Information and Technology) and Article 21 (Export Control) and agrees to use its best efforts to see that its employees, consultants, and agents, and other users of such software, comply with the provisions of this Contract. Purchaser also agrees to refrain from taking any steps, such as reverse assembly or decompilation, to derive a source code equivalent of any object code that is furnished by Contractor.

                  2.       Backup Copies
                           Purchaser may make and retain two archive copies of software provided. Any copy will contain the same copyright notice and proprietary markings as are on the original software and shall be subject to the same restrictions as the originals.

                  3.       Termination of Software Licenses
                           In the event of use of software furnished hereunder other than that permitted in Article 18(C) or any other material breach of this Article 18 by Purchaser, Contractor, at its option, may terminate the rights granted to Purchaser pursuant to this Article, upon written notice to Purchaser. Upon termination, Purchaser shall either return or destroy, at Contractor's option, all copies of software furnished under this Contract.

                  4.       Indemnification
                           In the event of use of software furnished hereunder other than permitted in Article 18(C) or any other material breach of this Article 18 by Purchaser, the Purchaser shall indemnify and hold Contractor harmless from any defect of the software as well as from any and all third party claims resulting therein.


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         D.       Trademarks, Tradenames, etc.
                  No  right  is  granted   herein  to   Purchaser   to  use  any
                  identification (such as, but not limited to tradenames, trademarks, service marks or symbols, and abbreviations, contractions, or simulations thereof) owned or used by Contractor or its parent company and affiliates to identify Contractor or its parent company and affiliates or any of its products or services. Purchaser agrees that it will not, without the prior written permission of Contractor, use such identification in advertising, publicity, packaging, labeling, or in any other manner to identify itself or any of its products, services, or organizations, or represent directly or indirectly that any product, service, or organization of it is a product, service, or organization of Contractor or its parent company or affiliates, or that any product or service of Purchaser is made in accordance with or utilizes any Intellectual Property of Contractor or its parent company or affiliates.

         E.       Disclaimer, Limitation of Liability
                  Contractor represents that any information or Intellectual Property furnished in connection with this Contract shall be true and accurate to the best of its knowledge and belief, but Contractor shall not be held to any liability for unintentional errors or omissions therein except under Article 10(A). Except as expressly provided, Contractor makes no representations or warranties, expressly or implied. By way of example, but not of limitation, Contractor and its parent company and affiliates make **********, or that the use of information or Intellectual Property disclosed or provided hereunder will not infringe any patent or other intellectual property right of a third party. Contractor and its parent and affiliates shall not be held to any liability with respect to any claim by Purchaser or any third party claim against Purchaser on account of, or arising from, Purchaser's use of information or Intellectual Property disclosed or provided by Contractor.

         F.       Joint Development
                  In the event that the disclosure of Intellectual Property by Contractor or the exchange of other information results in the creation or development of new information from the substantial contribution of one or more of Contractor's employees, agents, or consultants with one or more of Purchaser's employees, agents, or consultants during the course of this Contract, then such newly created information shall be subject to the terms of Article 20 (Safeguarding of Information and Technology). Any such newly developed information shall be jointly owned by the Parties. Notwithstanding the above, the Parties acknowledge and agree that between them the ownership of any newly created information comprising inventions, discoveries, improvements, conceived, first reduced to


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                  practice,  made or developed in anticipation of, in the course or as a result of Work, shall be determined in accordance with Title 35 of the United States Code. With respect to any newly created information that is patented and jointly owned by the Parties, each Party shall have equal rights to license such patents or assign their interests to third parties without accounting to or obtaining the consent of the other Party hereto. The Parties shall by mutual agreement decide which Party shall file any United States Patent application. The Party filing such application shall do so at its own expense and shall have the right to elect to file in any foreign country it so chooses. Each Party agrees that it will, without charge to the other, have its employees, agent, consultants or other associates, sign all papers and do all acts necessary, desirable, or convenient to enable the filing party at its expense to file and prosecute applications for patents on such inventions, discoveries, or improvements, and to maintain patents granted thereon.

Article 19.   Infringement
         A. The Contractor agrees to defend or settle at its own expense all suits for infringement of any patent, copyright, trademark or other form of intellectual property right in any country of the world, for any material (or the manufacture of any material or the normal use thereof) provided by the Contractor or on its behalf pursuant to this Contract and will hold the Purchaser harmless from all expense of defending any such suit and all payments for final judgment assessed on account of such infringement, except such infringement or claim arising from:

                  1.      The   Contractor's   adherence   to  the   Purchaser's
                          directions   to  use   materials   or   parts  of  the
                          Purchaser's selection; or

                  2. Such material or parts furnished to the Contractor by the Purchaser, other than in each case, items of the Contractor's design or selection or the same as any of the Contractor's commercial merchandise or in processes or machines of the Contractor's design or selection used in the manufacture of such standard products or parts; or

                  3. Use of the equipment other than for the purposes indicated in, or reasonably to be inferred from, this Contract or in conjunction with other products; or

                  4.      Modification   of  the  equipment  by  the  Purchaser,
                          without   prior   expressed    written   approval   by
                          Contractor.

         B. The Purchaser will, at its own expense, defend all suits against the Contractor for such excepted infringement and hold the Contractor harmless from all expense of defending any such suit and from all payments by final judgment assessed against the Contractor on account of such excepted infringement.


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         C.      The  Contractor  and the  Purchaser  agree to give  each  other prompt written notice of claims and suits for infringement, full opportunity and authority to assume the sole defense, including appeals and, upon request and at its own expense, the
                 other  agrees  to  furnish  all   information   and  assistance
                 available to it for such defense.

         D. If any part or equipment provided by the Contractor or on its behalf is held to constitute an infringement (excluding such excepted infringements specified in Article 19(A)) and is subject to an injunction restraining its use or any order providing for its delivery up to or destruction, the Contractor shall at its own expense either:

                  1. Procure for the Purchaser the right to retain and continue to use such part or equipment;

                  2. Replace or modify the System or such part or equipment so that it becomes non-infringing; or

                  3. If the remedies specified in Articles 19(D)1 and 19(D)2 are not feasible, accept return of such part or equipment and provide a full refund of the price thereof.

         E. In no event shall the Purchaser make any admission in relation with any claim for infringement.

Article 20.   Safeguarding of Information and Technology
         A. In performance of this Contract, it may be mutually advantageous to the Parties hereto to share certain specifications, designs, plans, drawings, software, market research or operating data, prototypes, or other business, financial, and or/technical information related to products, services, or systems which are proprietary to the disclosing party or its affiliates (and in the case of Contractor, Contractor's parent company)("Information"). The Parties recognize and agree that Information includes information that was supplied in contemplation hereof prior to execution of this Contract, and further agree that Information includes information in both tangible and intangible form.

         B. Unless such Information was previously known to the Party receiving such Information free of any obligation to keep it confidential, or such Information has been or is subsequently made public through other than unauthorized disclosure by the receiving Party or is independently developed by the receiving Party (as documented by the records of the receiving Party), it shall be kept confidential by the Party receiving such Information, shall be used only in the performance of this Contract, and may not be used for any other purposes except upon such terms as may


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                 be agreed upon in writing by the Party owning such Information.
                 The  receiving  Party may disclose  such  Information  to other
                 persons,    upon   the   furnishing   Party's   prior   written
                 authorization, but solely to perform acts which this Article expressly authorizes the receiving Party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing Party at its request) to the same conditions respecting disclosure and use of Information contained in this Article and to any other reasonable conditions requested by the furnishing Party.

Article 21.   Export Control
The Parties acknowledge that any products, software, and technical information (including, but not limited to, services and training) provided by either Party under this Contract are or may be subject to export laws and regulations of the United States and the destination country(ies) and any use or transfer of such products, software and technical information must be authorized under those regulations. The Parties agree that they will not use, distribute, transfer or transmit the products, software or technical information (even if incorporated into other products) except in compliance with export regulations. If requested by either Party, the other Party agrees to sign all necessary export-related documents as may be required to comply with export regulations

Article 22.   Liquidated Damages
The Contractor shall pay to the Purchaser by way of pre-estimated and liquidated damages for the delay and not as a penalty, an assessed amount equal to ********** under the following limited circumstances:

         A.       If the System **********:

                  1.       Article 6 (Contract Variations);

                  2.       Article 17 (Force Majeure); or

                  3. Other arrangements as agreed between the Purchaser and the Contractor; OR

         B.       If **********.

Article 23.   Limitation of Liability/Indemnification
         A. NOTWITHSTANDING ANY OTHER PROVISION IN THIS CONTRACT, NEITHER PARTY SHALL IN ANY EVENT BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES INCLUDING, BUT NOT LIMITED TO, LOSS OF REVENUE, LOSS OF


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                  BUSINESS  OPPORTUNITY OR THE COSTS  ASSOCIATED WITH THE USE OF
                  RESTORATION   FACILITIES   RESULTING  FROM  THEIR  FAILURE  TO
                  PERFORM, PURSUANT TO THE TERMS & CONDITIONS OF THIS CONTRACT.

         B. THE MAXIMUM LIABILITY OF EITHER PARTY UNDER THIS CONTRACT SHALL BE LIMITED TO DIRECT DAMAGES PROVEN NOT TO EXCEED ONE HUNDRED PERCENT (100%) OF THE CONTRACT PRICE.

         C. Contractor, at its expense, shall defend, indemnify and hold harmless Purchaser, its agents, subcontractors and employees against any and all claims, demands, and judgments for losses or damages to real or tangible property or for bodily injury or death to any person due to any act or omission, arising out of, or in connection with this Contract to the extent such damage, injury or death was caused by the negligence or willful misconduct of the Contractor, its subcontractors, employees or agents. The defense, indemnification and save harmless obligation is specifically conditioned on the following: (i) Purchaser providing prompt notification in writing of any such claim or demand; (ii) Contractor having control of the defense of any such action, claim or demand and of all negotiations for its settlement or compromise; and
                  (iii) Purchaser cooperating in a reasonable way to facilitate the defense of such claim or demand or the negotiations for its settlement.

         D. Purchaser, at its expense, shall defend, indemnify and hold harmless Contractor, its agents, subcontractors and employees against any and all claims, demands, and judgments for losses or damages to real or tangible property or for bodily injury or death to any person due to any act or omission, arising out of, or in connection with this Contract, to the extent such damage, injury or death was caused by the negligence or willful misconduct of the Purchaser, its subcontractors, employees or agents. The defense, indemnification and save harmless obligation is specifically conditioned on the following: (i) Contractor providing prompt notification in writing of any such claim or demand; (ii) Purchaser having control of the defense of any such action, claim or demand and of all negotiations for its settlement or compromise; and
                  (iii) Contractor cooperating in a reasonable way to facilitate the defense of such claim or demand or the negotiations for its settlement.

Article 24.   [Intentionally Left Blank]

Article 25.   Design and Performance Responsibility
         A. The Contractor shall be solely responsible for the design of and for all details of the System and for the adequacy thereof.



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         B.       The Contractor's responsibility for design of the System shall not in any way be diminished nor shall the Contractor's design
                  approach  be   restricted   or  limited  by  the   Purchaser's
                  acceptance of the Contractor's guidance or recommendations as to engineering standards and design specifications, or by the Purchaser's suggestions or recommendations on any aspect of the design.

         C. Purchaser shall use all reasonable efforts in assisting the Contractor to obtain in a timely manner accurate information required for the Contractor to perform the Work, including but not limited to, information available from parties to any Construction and Maintenance agreements for the System.

Article 26.   Product Changes
Prior to Provisional Acceptance of the System, the Contractor may at any time make changes to the System furnished pursuant to this Contract, or modify the drawings and published specifications relating thereto, or substitute equipment of later design, provided the changes, modifications, or substitutions under normal and proper use do not impact upon the form, fit, or function of the System as provided in the System Performance Requirements.

Article 27.   Risk and Insurance
         A. Upon request, the Contractor shall furnish the Purchaser with certificates, or other satisfactory evidence, that all of the responsibilities and risks of the Contractor herein are covered by insurance policies or by self-insurance and that such insurance is being maintained, including but not limited to:

                   1. General Liability insurance sufficient to cover all losses and claims for injuries or death to any person (including any employee of the Contractor) or damage to any property (including that of the Purchaser) under this Contract until Provisional Acceptance;

                   2. Marine Cargo or equivalent is required to protect against all risks of physical loss or damage to the plant, equipment and supplies to be included in the System (other than War Risks) beginning with when each such item is ready for shipping and ending when the submersible plant and equipment are placed overside the cable laying vessel and when the equipment and supplies are delivered to the cable stations, central offices, or network operation center;

                   3. Sea Bed or equivalent coverage is required to protect against all risks of physical loss or damage to the submersible plant and equipment described in
                            Article 27(A)2 above until


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                            Provisional   Acceptance   (upon  written   request,
                            Contractor shall assist Purchaser in obtaining the continuation of such Sea Bed coverage); and

                   4. War Risks or equivalent coverage is required to protect against damage to, seizure by and/or destruction of the System by means of war, piracy, takings at sea and other warlike operations until discharge of the submersible plant and equipment. For the purposes of this Article "discharge of the submersible plant and equipment" shall be deemed to take place when the plant and equipment reaches the sea bottom, as far as the submersible plant and equipment is concerned, and when the plant is off-loaded in the respective terminal country, as far as non-submersible plant is concerned.

         B. The Contractor may organize such levels of deductibles, excesses and self-insurance as it considers appropriate.

Article 28.   Plant and Work Rules
Employees and agents of each Party shall, while on the premises of the other or its subcontractors, comply with all plant rules and governmental regulations.

Article 29.   Right of Access
         A. The Contractor shall, upon reasonable notice, during normal business hours and in a manner to avoid any disruption of the work on the premises including performance of other contracts, permit access by the Purchaser or its Quality Assurance (QA) Representative (other than a competitor of the Contractor) to the Contractor's premises where the work will be performed, and will use its best endeavors to secure rights of access to premises of its subcontractors where the work will be performed, having subcontracts or orders in the amount of, or equivalent to U.S. $********** or more, in accordance with the Contractor's contractual arrangements with its subcontractors, and allow the Purchaser or its QA Representative to:

                  1. audit the Contractor's quality assurance system and its application to the Work, including manufacture, development and raw materials and components provision;

                  2.       inspect   all  parts  of  the  Work  to  the   extent
                           reasonably practicable to ensure that their quality meets the Specifications.

                  This right of access shall allow for the Purchaser and/or its QA representative (up to a total of three (3) persons). The Purchaser shall provide the name(s), nationality and title of each such visitor prior to the visit. The Contractor shall not be responsible for any costs, including travel and accommodation costs, of the Purchaser or its representatives.



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         B.       The right of access shall also allow for the Purchaser  and/or representatives  (up to a total of three  (3)  persons)  to be
                  aboard   the   vessel(s)   during    installation,    provided
                  accommodations  are  available.  The  Contractor  shall not be
                  responsible   for  any   costs   of  the   Purchaser   or  its
                  representatives, except for food and lodging expenses on board the vessel which includes one (1) daily telex or fax. All other travel and accommodation costs for the Purchaser or its QA Representatives shall be for the account of the Purchaser.

         C. Any right of access shall not be construed as creating any obligation requiring the Contractor or its subcontractors to disclose trade secrets or proprietary information. Further, such right of access may be conditioned on the execution of a confidentiality and non-disclosure agreement and/or subject to routine building security measures.

Article 30.   Quality Assurance
All equipment, material and supplies provided under this Contract shall be inspected and tested by representatives designated by the Contractor to the extent reasonably practical to assure that the quality of the equipment, materials and supplies being incorporated is sufficient to realize the System Performance Requirements. The inspection and test program established for such equipment, materials and supplies shall be consistent with the Specifications or if not specified therein, with the commercial practices normally employed by the Contractor in the construction of submarine cable systems.

Article 31.   Documentation
The Contractor shall furnish to the Purchaser documentation as set forth in the Provisioning Schedule in the English language for the System. Such documentation shall be provided prior to the Provisional Acceptance testing.

Article 32.   Training
The Contractor will make available training for Purchaser's personnel to learn to operate and maintain the System. Such training as described in the Specifications at the Contractor's training locations or as may be mutually agreed. The number of trainees and duration of the training sessions will be as provided for in the Specifications. All training will be in the English language; however, training in another language will be made available upon request and at Purchaser's expense. The Contractor shall not be held liable for any loss or damage caused to the System or to other properties, or for bodily injuries, resulting from negligence or intentional act in the use, maintenance or operation of the System by the Purchaser's personnel who attended the training sessions.

Article 33.   Settlement of Disputes/Arbitration
         A. The Parties shall endeavor to settle amicably by mutual discussions any disputes, differences, or claims whatsoever related to this Contract. The Parties will internally escalate all disputes, in writing, to the


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                  highest  levels  of  their  respective   organizations  before
                  initiating or resorting to Mediation or Arbitration. A meeting shall be promptly held between the Parties, attended by
                  individuals  with  decision-making   authority  regarding  the
                  dispute, to attempt in good faith to negotiate a resolution of the dispute.

         B. If within ********** after such meeting, the Parties have not succeeded in negotiating a resolution of the dispute, then the Parties shall commence non-binding mediation ("Mediation") by each Party providing the other Party a written statement of the subject of the dispute and the relief requested. They will jointly appoint a mutually acceptable neutral person not affiliated with either of the Parties (the "Mediator"), seeking assistance in such regard from the American Arbitration Association ("AAA") if they have been unable to agree upon such appointment within ********** from the initial meeting.

                  The Parties shall cooperate with the Mediator and one another in scheduling the Mediation proceeding. Both Parties consent to appear at any scheduled Mediation. The Mediation shall be held, as soon as possible, but not later than ********** after the initial meeting, in Seattle, Washington. The fees of the Mediator shall be shared equally by the Parties.

          C. If the Parties are not successful in resolving the dispute through the Mediation, then the Parties shall submit the dispute to be settled by arbitration according to the Commercial Arbitration Rules of the AAA ("Arbitration"). Unless the Parties agree to have the Mediator act as the sole arbitrator, there shall be three (3) arbitrators, with each Party appointing one (1) arbitrator with the Mediator serving as the third arbitrator ("Arbitration Tribunal").

                  1. The Arbitration Tribunal shall apply the laws of the State of Alaska and shall render a written decision. The Arbitration Tribunal will not have the authority to award punitive damages.

                  2. Each Party shall bear its own expenses, but the Parties shall share equally the expenses of the Arbitration Tribunal.

         D. This Contract shall be enforceable, and any arbitration award shall be final, and judgment thereon shall be entered in any court of competent jurisdiction. In any such Arbitration, the decision in any prior arbitration under this Contract shall not be deemed conclusive of the rights as among themselves of the Parties hereunder. The Arbitration shall be held in Seattle, Washington.



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Article 34.   Applicable Law
This Contract shall be construed and governed in accordance with the laws of the State of Alaska, United States, excluding its conflicts of law provisions.

Article 35.   Notices
Any notice required or permitted to be made under this Contract, including invoicing, shall be in writing and shall be deemed to have been duly given when it has been delivered by hand, by overnight mail, or facsimile with telephonic confirmation of receipt, with a paper copy by U.S. mail (collectively U.S. mail and overnight mail shall be called "Mail") to the Party as specified herein or as later designated in writing by such Party. All notices shall be made in the English language.

Changes to the respective name, address or fax number shown below, may be made at any time by giving thirty (30) days' prior written notice in accordance with this Article.

Notices shall be sent to the following addresses:

To Contractor:
         Submarine Systems International Ltd.
         Attention: Mr. Lou Riegler
         Room S120
         340 Mt. Kemble Ave.
         Morristown, New Jersey 07960 U.S.A.
         Fax: +1 973-326-2704
         Tel:  +1 973-326-3552

To Purchaser:
         GCI Communication Corp.
         2250 Denali Street (Suite 1000)
         Anchorage, Alaska  99503-2721
         Attn:  Mr. Jimmy R. Sipes
         Vice President
         Telephony Network Engineering
         Fax:  +1 907-265-5673
         Tel:  + 1 907-265-5557

         For Invoices, a copy also to:

         GCI Communication Corp.
         2250 Denali Street (Suite 1000)
         Anchorage, Alaska  99503-2721
         Attn:  Accounts Payable
         Fax:  +1 907-265-5420
         Tel:   +1 907-265-5600



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Article 36.   Publicity
No information relating to this Contract shall be released by either Party to any newspaper, magazine, journal or other written, oral or visual medium without the prior written approval of an authorized representative of the other Party, which consent shall not be unreasonably delayed or withheld, and except as to disclosure to the parties' applicable regulatory authorities, shareholders, agents, advisors and financial institutions. Notwithstanding the foregoing, the parties acknowledge that the general terms and conditions of the transaction must be disclosed under the securities disclosure laws, rules and regulations.

Article 37.   Assignment
         A. Except as provided in this Article, neither Party shall assign this Contract or any right or interest under this Contract, nor delegate any work or obligation to be performed under this Contract ("Assignment"), without the other Party's prior written consent which shall not be unreasonably withheld. Nothing herein shall preclude a Party from employing a subcontractor in carrying out its obligations under this Contract. A Party's use of such subcontractor shall not release the Party from its obligations under this Contract.

         B. Each Party has the right to assign this Contract or to assign its rights and delegate its duties under this Contract, in whole or in part, at any time and without the other Party's consent, to any present or future affiliated company, or to an entity controlled by, under the same control as, or controlling, the assignor. The assigning Party shall give the other Party hereto prior written notice of the assignment.

Article 38.   Relationship of the Parties
All work performed by one Party under this Contract shall be performed as an independent contractor and not as an agent of the other and no persons furnished by the performing Party shall be considered the employees or agents of the other. The performing Party shall be responsible for its own and its employees' compliance with all laws, rules and regulations while performing work under this Contract. The Parties shall not be deemed to be partners by virtue of this Contract.

Article 39.   Successors Bound
This Contract shall be binding on the Contractor and the Purchaser and their respective successors and assigns.

Article 40.   Paragraph Captions
The captions of the Articles do not form part of this Contract and shall not have any effect on the interpretation thereof.

Article 41.   Severability
If any of the provisions of this Contract shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Contract, but rather the entire Contract shall be construed as if not containing the particular invalid or



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unenforceable  provision or  provisions  and the rights and  obligations  of the
Contractor and the Purchaser shall be construed and enforced accordingly. In the event such invalid or unenforceable provision is an essential and material element of this Contract, the Parties shall promptly negotiate a replacement provision.

Article 42.   Survival of Obligations
The Parties' rights and obligations, which, by their nature would continue beyond the termination, cancellation or expiration of this Contract, including, but not limited to, those contained in Article 10 (Warranty), Article 11 (Contractor Support), Article 18 (Intellectual Property), Article 20 (Safeguarding of Information and Technology) Article 21 (Export Control) and
Article 23 (Limitations of Liability), shall survive termination, cancellation or expiration hereof.

Article 43.   Non-Waiver
No waiver of any of the terms and conditions of this Contract, nor the failure of either Party strictly to enforce any such term or condition, on one or more occasions shall be construed as a waiver of the same or of any other term or condition of this Contract on any other occasion.

Article 44.   Language
This Contract has been executed in the English language and English will be the controlling language for this Contract.

Article 45.   Performance Guarantee
         A. Contractor shall, by **********, provide a performance guarantee (in a format mutually and reasonably acceptable to the Parties) to Purchaser having a value of **********.

         B. The performance guarantee shall be reduced to ********** on the Provisional Acceptance date, and it shall remain in force until the date of Final Acceptance (as specified in Article 9(D)1).

         C. The Purchaser shall be entitled to demand payment under the performance guarantee if **********.

Article 46.   Entire Agreement
This Contract supersedes all prior oral or written understandings between the Parties and constitutes the entire agreement with respect to the subject matter herein. Such terms and conditions shall not be modified or amended except by a writing signed by authorized representatives of both Parties.



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This Contract is executed by duly authorized  representatives  of the Parties as set forth below.

Submarine Systems International Ltd.                    GCI Communication Corp.


By:/s/ David Vanrossum                                  By:/s/Richard Dowling
   Signature                                               Signature

Title: Vice President and CFO                           Title: Senior Vice
                                                               President

Date: July 14, 1997                                     Date: July 15, 1997




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

                     Appendix 1: Alaska United Fiber System

                    Summary of the Pricing Schedule - Offer B
                                                                 FOB        CIF       Taxes      Total
1.1        Wet Plant - Seattle, Washington                       ***        ***        ***        ***
1.2        Wet Plant - Lena Point, Alaska                        ***        ***        ***        ***
1.3        Wet Plant - Whittier, Alaska                          ***        ***        ***        ***

2.0        Marine Services                                       ***        ***        ***        ***

3.1        TSE - Seattle, Washington                             ***        ***        ***        ***
3.2        TSE - Lena Point, Alaska                              ***        ***        ***        ***
3.3        TSE - Whittier, Alaska                                ***        ***        ***        ***

4.1        Land Cable - Seattle, Washington                      ***        ***        ***        ***
4.2        Land Cable - Lena Point, Alaska                       ***        ***        ***        ***
4.3        Land Cable - Whittier, Alaska                         ***        ***        ***        ***

5.0        Other                                                 ***        ***        ***        ***

           Total                                                 ***        ***        ***        ***

           Remove Repeater                                       ***        ***        ***        ***

           Subtotal                                              ***        ***        ***        ***

           Discount ***                                          ***        ***        ***        ***

           Grand Total (Discounted Price)                        ***        ***        ***        ***



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

                                      Appendix 1: Alaska United Fiber System

                                    Submerged Plant - Seattle, Washington to BU
                                                                   Unit
                                             Type     Quantity    Price     FOB      CIF   Taxes      Total
1.1.1.0     Installed Cable
1.1.1.1     LW                                ***      ***         ***      ***      ***    ***       ***
1.1.1.2     SPA                               ***      ***         ***      ***      ***    ***       ***
1.1.1.3     LWA                               ***      ***         ***      ***      ***    ***       ***
1.1.1.4     DA                                ***      ***         ***      ***      ***    ***       ***

1.1.2.0     Spare Cable
1.1.2.1     LW                                ***      ***         ***      ***      ***    ***       ***
1.1.2.2     SPA                               ***      ***         ***      ***      ***    ***       ***
1.1.2.3     LWA                               ***      ***         ***      ***      ***    ***       ***
1.1.2.4     DA                                ***      ***         ***      ***      ***    ***       ***

1.1.3.0     Transitions
1.1.3.1     LW/SPA                            ***      ***         ***      ***      ***    ***       ***
1.1.3.2     LWA/SPA                           ***      ***         ***      ***      ***    ***       ***
1.1.3.3     LWA/DA                            ***      ***         ***      ***      ***    ***       ***

1.1.4.0     Total Cable to Cable Joints
1.1.4.1     LW Cbl-to-Cbl Joint               ***      ***         ***      ***      ***    ***       ***
1.1.4.2     SPA Cbl-to-Cbl Joint              ***      ***         ***      ***      ***    ***       ***
1.1.4.3     Polysleeves                       ***      ***         ***      ***      ***    ***       ***

1.1.5.0     End Seals
1.1.5.1     A-838244                          ***      ***         ***      ***      ***    ***       ***
1.1.5.2     A-838260                          ***      ***         ***      ***      ***    ***       ***
1.1.5.3     A-838611                          ***      ***         ***      ***      ***    ***       ***




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

                                      Appendix 1: Alaska United Fiber System

                                    Submerged Plant - Seattle, Washington to BU
                                                                                      Unit
                                                                 Type    Quantity    Price     FOB    CIF     Taxes     Total
1.1.6.0          Repeater and BU Integration
1.1.6.1          Unarmored                                        ***     ***         ***      ***    ***      ***       ***
1.1.6.2          Armored                                          ***     ***         ***      ***    ***      ***       ***
1.1.6.3          Branching Unit                                   ***     ***         ***      ***    ***      ***       ***

1.1.7.0          Undersea Quality Assurance                       ***     ***         ***      ***    ***      ***       ***

1.1.8.0          Integrated Repeaters, BU's, & Couplings
1.1.8.1          Integrated Repeaters 2x0                         ***     ***         ***      ***    ***      ***       ***
1.1.8.2          Integrated Branching Unit (PSBU)                 ***     ***         ***      ***    ***      ***       ***
1.1.8.3          Integrated Couplings                             ***     ***         ***      ***    ***      ***       ***

1.1.9.0          Spare Repeaters, BU's, & Couplings
1.1.9.1          Spare Repeaters 2x0                              ***     ***         ***      ***    ***      ***       ***
1.1.9.2          Spare Branching Unit (PSBU)                      ***     ***         ***      ***    ***      ***       ***
1.1.9.3          Spare Couplings                                  ***     ***         ***      ***    ***      ***       ***

1.1              Total Submerged Plan - Seattle Washington                                     ***    ***      ***       ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction


                                      Appendix 1: Alaska United Fiber System

                                    Submerged Plant - Lena Point, Alaska to BU
                                                                                      Unit
                                                                 Type    Quantity    Price     FOB    CIF     Taxes     Total
1.2.1.0          INSTALLED CABLE
1.2.1.1          LW                                               ***     ***         ***      ***    ***      ***       ***
1.2.1.2          SPA                                              ***     ***         ***      ***    ***      ***       ***
1.2.1.3          LWA                                              ***     ***         ***      ***    ***      ***       ***
1.2.1.4          DA                                               ***     ***         ***      ***    ***      ***       ***

1.2.2.0          SPARE CABLE
1.2.2.1          LW                                               ***     ***         ***      ***    ***      ***       ***
1.2.2.2          SPA                                              ***     ***         ***      ***    ***      ***       ***
1.2.2.3          LWA                                              ***     ***         ***      ***    ***      ***       ***
1.2.2.4          DA                                               ***     ***         ***      ***    ***      ***       ***

1.2.3.0          TRANSITIONS
1.2.3.1          LW/SPA                                           ***     ***         ***      ***    ***      ***       ***
1.2.3.2          LWA/SPA                                          ***     ***         ***      ***    ***      ***       ***
1.2.3.3          LWA/DA                                           ***     ***         ***      ***    ***      ***       ***

1.2.4.0          TOTAL CABLE TO CABLE JOINTS
1.2.4.1          LW CBL-TO-CBL JOINT                              ***     ***         ***      ***    ***      ***       ***
1.2.4.2          SPA CBL-TO-CBL JOINT                             ***     ***         ***      ***    ***      ***       ***
1.2.4.3          POLYSLEEVES                                      ***     ***         ***      ***    ***      ***       ***

1.2.5.0          END SEALS
1.2.5.1          A-838244                                         ***     ***         ***      ***    ***      ***       ***
1.2.5.2          A-838260                                         ***     ***         ***      ***    ***      ***       ***
1.2.5.3          A-838611                                         ***     ***         ***      ***    ***      ***       ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                      Appendix 1: Alaska United Fiber System

                                    Submerged Plant - Lena Point, Alaska to BU
                                                                                      Unit
                                                                 Type    Quantity    Price     FOB    CIF    Taxes     Total
1.2.6.0          REPEATER AND BU INTEGRATION
1.2.6.1          UNARMORED                                        ***     ***         ***      ***    ***     ***       ***
1.2.6.2          ARMORED                                          ***     ***         ***      ***    ***     ***       ***
1.2.6.3          BRANCHING UNIT                                   ***     ***         ***      ***    ***     ***       ***

1.2.7.0          UNDERSEA QUALITY ASSURANCE                       ***     ***         ***      ***    ***     ***       ***

1.2.8.0          INTEGRATED REPEATERS, BU'S & COUPLINGS
1.2.8.1          INTEGRATED REPEATERS 2x0                         ***     ***         ***      ***    ***     ***       ***
1.2.8.2          INTEGRATED BRANCHING UNIT (PSBU)                 ***     ***         ***      ***    ***     ***       ***
1.2.8.3          INTEGRATED COUPLINGS                             ***     ***         ***      ***    ***     ***       ***

1.2.9.0          SPARE REPEATERS, BU'S, & COUPLINGS
1.2.9.1          SPARE REPEATERS 2x0                              ***     ***         ***      ***    ***     ***       ***
1.2.9.2          SPARE BRANCHING UNITS (PSBU)                     ***     ***         ***      ***    ***     ***       ***
1.2.9.3          SPARE COUPLINGS                                  ***     ***         ***      ***    ***     ***       ***

1.2              TOTAL SUBMERGED PLAN - LENA POINT, ALASKA
                                                                                               ***    ***     ***       ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction


                                      Appendix 1: Alaska United Fiber System

                                     Submerged Plant - Whittier, Alaska to BU
                                                                                      Unit
                                                                  Type    Quantity    Price    FOB    CIF     Taxes    Total
1.3.1.0          INSTALLED CABLE
1.2.1.1          LW                                               ***     ***         ***      ***    ***      ***      ***
1.3.1.2          SPA                                              ***     ***         ***      ***    ***      ***      ***
1.3.1.3          LWA                                              ***     ***         ***      ***    ***      ***      ***
1.3.1.4          DA                                               ***     ***         ***      ***    ***      ***      ***

1.3.2.0          SPARE CABLE
1.3.2.1          LW                                               ***     ***         ***      ***    ***      ***      ***
1.3.2.2          SPA                                              ***     ***         ***      ***    ***      ***      ***
1.3.2.3          LWA                                              ***     ***         ***      ***    ***      ***      ***
1.3.2.4          DA                                               ***     ***         ***      ***    ***      ***      ***

1.3.3.0          TRANSITIONS
1.3.3.1          LW/SPA                                           ***     ***         ***      ***    ***      ***      ***
1.3.3.2          LWA/SPA                                          ***     ***         ***      ***    ***      ***      ***
1.3.3.3          LWA/DA                                           ***     ***         ***      ***    ***      ***      ***

1.3.4.0          TOTAL CABLE TO CABLE JOINTS
1.3.4.1          LW CBL-TO-CBL JOINT                              ***     ***         ***      ***    ***      ***      ***
1.3.4.2          SPA CBL-TO-CBL JOINT                             ***     ***         ***      ***    ***      ***      ***
1.3.4.3          POLYSLEEVES                                      ***     ***         ***      ***    ***      ***      ***

1.3.5.0          END SEALS
1.3.5.1          A-838244                                         ***     ***         ***      ***    ***      ***      ***
1.3.5.2          A-838260                                         ***     ***         ***      ***    ***      ***      ***
1.3.5.3          A-838611                                         ***     ***         ***      ***    ***      ***      ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                      Appendix 1: Alaska United Fiber System

                                     Submerged Plant - Whittier, Alaska to BU
                                                                                      Unit
                                                                  Type    Quantity    Price    FOB    CIF     Taxes    Total
1.3.6.0          REPEATER AND BU INTEGRATION
1.3.6.1          UNARMORED                                        ***     ***         ***      ***    ***      ***     ***
1.3.6.2          ARMORED                                          ***     ***         ***      ***    ***      ***     ***
1.3.6.3          BRANCHING UNIT                                   ***     ***         ***      ***    ***      ***     ***

1.3.7.0          UNDERSEA QUALITY ASSURANCE                       ***     ***         ***      ***    ***      ***     ***

1.3.8.0          INTEGRATED REPEATERS, BU'S & COUPLINGS
1.3.8.1          INTEGRATED REPEATERS 2x0                         ***     ***         ***      ***    ***      ***     ***
1.3.8.2          INTEGRATED BRANCHING UNIT (PSBU)                 ***     ***         ***      ***    ***      ***     ***
1.3.8.3          INTEGRATED COUPLINGS                             ***     ***         ***      ***    ***      ***     ***

1.3.9.0          SPARE REPEATERS, BU'S, & COUPLINGS
1.3.9.1          SPARE REPEATERS 2x0                              ***     ***         ***      ***    ***      ***     ***
1.3.9.2          SPARE BRANCHING UNITS (PSBU)                     ***     ***         ***      ***    ***      ***     ***
1.3.9.3          SPARE COUPLINGS                                  ***     ***         ***      ***    ***      ***     ***

1.3              TOTAL SUBMERGED PLAN - WHITTIER, ALASKA
                                                                                               ***    ***      ***     ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction


                                      Appendix 1: Alaska United Fiber System

                                          Marine Services - Total System
                                                                                      Unit
                                                                  Type    Quantity    Price    FOB    CIF      Taxes      Total
2.1.0            MARINE SERVICES
2.1.1            OPERATIONS                                       ***     ***         ***      ***    ***      ***        ***
2.1.2            TRANSIT                                          ***     ***         ***      ***    ***      ***        ***
2.1.3            LOADING                                          ***     ***         ***      ***    ***      ***        ***
2.1.4            PORT CALLS                                       ***     ***         ***      ***    ***      ***        ***
2.1.5            MOB/DEMOB                                        ***     ***         ***      ***    ***      ***        ***

2.2.0            SEA PLOW VII
2.2.1            OPERATIONS                                       ***     ***         ***      ***    ***      ***        ***
2.2.2            TRANSIT                                          ***     ***         ***      ***    ***      ***        ***
2.2.3            MOB/DEMOB                                        ***     ***         ***      ***    ***      ***        ***

2.3.0            OTHER
2.3.1            SUPPORT TUG                                      ***     ***         ***      ***    ***      ***        ***
2.3.2            PLIB OPERATIONS                                  ***     ***         ***      ***    ***      ***        ***
2.3.3            SHORE END OPERATIONS                             ***     ***         ***      ***    ***      ***        ***
2.3.4            CABLE LOADING                                    ***     ***         ***      ***    ***      ***        ***
2.3.5            CABLE ENGINEERING                                ***     ***         ***      ***    ***      ***        ***
2.3.6            SPLICING OPERATIONS                              ***     ***         ***      ***    ***      ***        ***
2.3.7            MARINE COORDINATION                              ***     ***         ***      ***    ***      ***        ***
2.3.8            ROUTE SURVEY                                     ***     ***         ***      ***    ***      ***        ***

2.0              TOTAL MARINE SERVICES                                                         ***    ***      ***        ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                      Appendix 1: Alaska United Fiber System

                                 Terminal Station Equipment - Seattle, Washington
3.1              TERMINAL STATION EQUIPMENT - SEATTLE,                                Unit
                 WASHINGTON                                       Type    Quantity    Price    FOB    CIF       Taxes     Total

3.1.1.0          TERMINAL TRANSMISSION EQUIPMENT
3.1.1.1          FT 2000, OC48, ADD DROP RING W/ NGLN W/ SPARES
                                                                  ***     ***         ***      ***    ***       ***       ***
3.1.1.2          ENGINEERING ORDER WIRES W/ SPARES                ***     ***         ***      ***    ***       ***       ***
3.1.1.3          CRAFT INTERFACE TERMINALS                        ***     ***         ***      ***    ***       ***       ***
3.1.1.4          DIGITAL DISTRIBUTION FRAME                       ***     ***         ***      ***    ***       ***       ***

3.1.2.0          POWER FEED EQUIPMENT
3.1.2.1          MEDIUM VOLTAGE PFE W/ SPARES                     ***     ***         ***      ***    ***       ***       ***
3.1.2.2          LOW VOLTAGE PFE W/ SPARES                        ***     ***         ***      ***    ***       ***       ***

3.1.3.0          OUT OF SERVICE MAINTENANCE - COTDR & HLLB SHELF
                                                                  ***     ***         ***      ***    ***       ***       ***

3.1.4.0          INSTALLATION                                     ***     ***         ***      ***    ***       ***       ***

3.1              SUBTOTAL TSE - SEATTLE, WASHINGTON
                                                                                               ***    ***       ***       ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                      Appendix 1: Alaska United Fiber System

                                  Terminal Station Equipment - Lena Point, Alaska
3.2              TERMINAL STATION EQUIPMENT - SEATTLE,                                Unit
                 WASHINGTON                                       Type    Quantity    Price    FOB    CIF       Taxes      Total

3.2.1.0          TERMINAL TRANSMISSION EQUIPMENT
3.2.1.1          FT 2000, OC48, ADD DROP RING W/ NGLN W/ SPARES
                                                                  ***     ***         ***      ***    ***       ***        ***
3.2.1.2          ENGINEERING ORDER WIRES W/ SPARES                ***     ***         ***      ***    ***       ***        ***
3.2.1.3          CRAFT INTERFACE TERMINALS                        ***     ***         ***      ***    ***       ***        ***
3.2.1.4          DIGITAL DISTRIBUTION FRAME                       ***     ***         ***      ***    ***       ***        ***

3.2.2.0          POWER FEED EQUIPMENT
3.2.2.1          MEDIUM VOLTAGE PFE W/ SPARES                     ***     ***         ***      ***    ***       ***        ***
3.2.2.2          LOW VOLTAGE PFE W/ SPARES                        ***     ***         ***      ***    ***       ***        ***

3.2.3.0          OUT OF SERVICE MAINTENANCE - COTDR & HLLB SHELF
                                                                  ***     ***         ***      ***    ***       ***        ***

3.2.4.0          INSTALLATION                                     ***     ***         ***      ***    ***       ***        ***

3.2              SUBTOTAL TSE - LENA POINT, ALASKA                                             ***    ***       ***        ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]



                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                      Appendix 1: Alaska United Fiber System

                                   Terminal Station Equipment - Whittier, Alaska
3.3              TERMINAL STATION EQUIPMENT - SEATTLE,                                Unit
                 WASHINGTON                                       Type    Quantity    Price    FOB    CIF      Taxes     Total

3.3.1.0          TERMINAL TRANSMISSION EQUIPMENT
3.3.1.1          FT 2000, OC48, ADD DROP RING W/ NGLN W/ SPARES
                                                                  ***     ***         ***      ***    ***      ***       ***
3.3.1.2          ENGINEERING ORDER WIRES W/ SPARES                ***     ***         ***      ***    ***      ***       ***
3.3.1.3          CRAFT INTERFACE TERMINALS                        ***     ***         ***      ***    ***      ***       ***
3.3.1.4          DIGITAL DISTRIBUTION FRAME                       ***     ***         ***      ***    ***      ***       ***

3.3.2.0          POWER FEED EQUIPMENT
3.3.2.1          MEDIUM VOLTAGE PFE W/ SPARES                     ***     ***         ***      ***    ***      ***       ***
3.3.2.2          LOW VOLTAGE PFE W/ SPARES                        ***     ***         ***      ***    ***      ***       ***

3.3.3.0          OUT OF SERVICE MAINTENANCE - COTDR & HLLB SHELF
                                                                  ***     ***         ***      ***    ***      ***       ***

3.3.4.0          INSTALLATION                                     ***     ***         ***      ***    ***      ***       ***

3.3              SUBTOTAL TSE - WHITTIER, ALASKA                                               ***    ***      ***       ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                      Appendix 1: Alaska United Fiber System

                                    Land Cable and Installation - Total System
                                                                                      Unit
                                                                  Type    Quantity    Price    FOB    CIF      Taxes     Total
4.1.0            LAND CABLE - SEATTLE, WASHINGTON
4.1.1            MV-900                                           ***     ***         ***      ***    ***      ***       ***
4.1.2            RL                                               ***     ***         ***      ***    ***      ***       ***
4.1.3            INSTALLATION                                     ***     ***         ***      ***    ***      ***       ***
4.1.4            OCEAN GROUND BED                                 ***     ***         ***      ***    ***      ***       ***
4.1              SUBTOTAL LAND CABLE - SEATTLE, WASHINGTON
                                                                                               ***    ***      ***       ***

4.2.0            LAND CABLE - LENA POINT, ALASKA
4.2.1            MV-900                                           ***     ***         ***      ***    ***      ***       ***
4.2.2            RL                                               ***     ***         ***      ***    ***      ***       ***
4.2.3            INSTALLATION                                     ***     ***         ***      ***    ***      ***       ***
4.2.4            OCEAN GROUND BED                                 ***     ***         ***      ***    ***      ***       ***
4.2              SUBTOTAL LAND CABLE - LENA POINT, ALASKA
                                                                                               ***    ***      ***       ***

4.3.0            LAND CABLE - WHITTIER, ALASKA
4.3.1            MV-900                                           ***     ***         ***      ***    ***      ***       ***
4.3.2            RL                                               ***     ***         ***      ***    ***      ***       ***
4.3.3            INSTALLATION                                     ***     ***         ***      ***    ***      ***       ***
4.3.4            OCEAN GROUND BED                                 ***     ***         ***      ***    ***      ***       ***
4.3              SUBTOTAL LAND CABLE - WHITTIER, ALASKA
                                                                                               ***    ***      ***       ***

                 NOTE:  ALL LANDING POINTS ARE ASSUMED





             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]



                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                      Appendix 1: Alaska United Fiber System

                                               Other - Total System
                                                                                      Unit
                                                                  Type    Quantity    Price    FOB    CIF      Taxes     Total
5.1.0            OTHER
5.1.1            ACCEPTANCE TRAINING                              ***     ***         ***      ***    ***      ***       ***
5.1.2            ENGINEERING SERVICES                             ***     ***         ***      ***    ***      ***       ***
5.1.3            WARRANTY                                         ***     ***         ***      ***    ***      ***       ***
5.1.4            PERFORMANCE GUARANTEE                            ***     ***         ***      ***    ***      ***       ***
5.1.5            PROJECT MANAGEMENT                               ***     ***         ***      ***    ***      ***       ***

5.2.0            TRAINING
5.2.1            TYPE A                                           ***     ***         ***      ***    ***      ***       ***
5.2.2            TYPE B                                           ***     ***         ***      ***    ***      ***       ***
5.2.3            TYPE C                                           ***     ***         ***      ***    ***      ***       ***

5.3.0            DOCUMENTATION
5.3.1            ORIGINAL                                         ***     ***         ***      ***    ***      ***       ***
5.3.2            COPIES                                           ***     ***         ***      ***    ***      ***       ***

5.0              SUBTOTAL - OTHER                                                              ***    ***      ***       ***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]




                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                            Appendix 2 - Alaska United Fiber System - Billing Schedule
         Jan     Feb    Mar     Apr     May     June   July    Aug     Sept   Oct     Nov     Dec    Subtotal
1997                                                           $***                                  $***
1998     $***           $***            $***                   $***                           $***   $***
Total                                                                                                $***




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]





                    AT&T Submarine Systems Inc., PROPRIETARY
                     Use restricted to Company Instruction

                                 SAMPLE INVOICE


                                    INVOICE
                           Alaska United Fiber System


Addresses                                       Invoice No.      ATTSSI9512xx
                                                Issue Date          12/x/1995
xxxxxxx  Central Billing Party                  Payment Due Date
Attn:  Mr(s).: xxxxxxx                          Customer Code
340 Mount Kemble Ave., Room N100
Morristown, NJ 07962

                                                      Remit Payment Wire To:
                                                 Submarine Systems International
                                                             **********
                                                             **********
                                                             **********
                                                             **********
                                                             **********




Billing for the xxxxxxx Cable Construction Activities for milestones achieved by December x, **********. Per attached Milestone Achievement Certificate.


                                            Amount Due US$       xxxxxxxxxxxxxxx

                                                         Attachments

                                            1) Milestone Achievement Certificate

       PLEASE INDICATE INVOICE NUMBER(S) AND CUSTOMER CODE ON REMITTANCE

CERTIFIED CORRECT                          Please Refer Questions Related
                                           To this invoice to:  R. M. Grella
                                           Manager - SSI Finance
                                           340 Mt. Kemble Ave., Room N125
                                           P.O. Box 1923
                                           Morristown, NJ  07962-1923
                                           Telephone: (201) 326 4255
                                           Facsimile: (201) 326 2587

R. M. Grella
Manager - SSI Finance

Commercial Volume                                             Appendix 4

                                   APPENDIX 4

       Responsibility For Submarine Cable Construction Approvals, Permits,
                            Permissions and Consents
                          (Alaska United Fiber System)

I.  Purchaser's Responsibilities:
       1. To obtain all necessary permissions **********.

       2. To obtain, ********** necessary approvals, permits, permissions and consents to lay the System **********.

       3. To obtain the necessary Government Approvals **********.

       4. To bear the cost of **********.

       5. To obtain the necessary approvals,  permits,  permissions, and consent
          **********.

       6. To   obtain   Environmental   Impact   Statement(s),    permits,   and
          environmental approval(s) **********.

       7. To obtain all necessary approvals,  permits, permissions, and consents
          **********.

       8. To provide ********** crossing notification **********.

       9. Obtain the necessary permissions **********.

       10. To obtain customers clearance and make arrangements **********.

       11. To obtain import licenses/certificates, **********.




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


            Submarine Systems International Ltd. (SSI) - Proprietary
      Use Restricted to Article 20, Safeguard of Information Technoloty, of
                                 this Contract
July 11, 1997                           1             Alaska United Fiber System

Commercial Volume                                             Appendix 4


II.    Contractor's Responsibilities 1. To pay necessary charges **********.

       2.   to obtain Work Permits **********.

       3. Notice to **********.

       4. To obtain from relevant third parties approval **********.

       5. To remove **********.

       6. To obtain temporary import clearance, **********.

       7. To jointly obtain import licenses with **********.

       8. To obtain, as necessary, temporary radio site and radio frequency permits **********.

       9. To obtain terrestrial permits **********.

       10. To obtain excavation and road access permits **********.




             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]



            Submarine Systems International Ltd. (SSI) - Proprietary
      Use Restricted to Article 20, Safeguard of Information Technoloty, of
                                 this Contract
July 11, 1997                           2            Alaska United Fiber System

GCI Communication Corp.                         Submarine Systems International
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
1       ALASKA UNITED FIBER SYSTEM                     **********
2         Contract Signing
3         Fiber/Cable Manufacture
4              Place Cable & Fiber Order
5              Fiber Manufacture/Delivery
6              Cable Manufacture - Hitachi
7                  Unit fiber Structure (UFS)
8                  Power Conductor (PC)
9                  Extrusion
10                 Post Survey SLD
11                 Partial Section Details
12                 Ship Tank Plan
13                 Section Assembly Guidelines
14                 Span Assembly
15                 SPA Production
16                 Armoring
17                 SPA/LW Tanking
18        Repeater Manufacture
19             Place Repeater Order
20             Manufacture
21             PSBU Manufacture
22        Repeater Delivery
23        Repeater/Cable Integration
24        Assembled System Test


             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


Date: 7/11/97           Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

SSI Proprietary                  Page 1 of 6

GCI Communication Corp.                         Submarine Systems International
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
25        Cable Ready-To-Load                          **********
26        PFE Manufacture/Ship
27             Seattle
28                 Place PFE Order
29                 Manufacture - Medium Voltage
30                 Factory Acceptance Test (FAT)
31                 Ship to Hut Manufacturing Site
32             Whittier
33                 Place PFE Order
34                 Manufacture - Medium Voltage
35                 FAT
36                 Ship to Hut Manufacturing Site
37             Lena Point
38                 Place PFE Order
39                 Manufacture - Low Voltage
40                 FAT
41                 Ship to Hut Manufacturing Site
42        Transmission Equipment Manufacture/Ship
43             Seattle
44                 Place TTE Order
45                 Manufacture
46                 FAT
47                 Ship to Hut Manufacturing Site
48             Whittier



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


Date: 7/11/97           Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

SSI Proprietary                  Page 2 of 6

GCI Communication Corp.                         Submarine Systems International
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
49                 Place TTE Order                     **********
50                 Manufacture
51                 FAT
52                 Ship to Hut Manufacturing Site
53             Lena Point
54                 Place TTE Order
55                 Manufacture
56                 FAT
57                 Ship to Hut Manufacture Site
58        Land Cable Manufacture/Ship
59             Place Land Cable Order
60             Manufacture
61             Ship Land Cables to Sites
62        Containerized Hut MFG/TSE Installation
63             Seattle
64                 Manufacture Containerized Hut
65                 Install TSE in Containerized Hut
66                 Containerized Hut FAT
67                 Ship Containerized Hut to Landing Site
68             Whittier
69                 Manufacture Containerized Hut
70                 Install TSE in Containerized Hut
71                 Containerized Hut FAT
72                 Ship Containerized Hut to Landing Site



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


Date: 7/11/97           Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

SSI Proprietary                  Page 3 of 6

GCI Communication Corp.                         Submarine Systems International
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
73             Lena Point                              **********
74                 Manufacture Containerized Hut
75                 Install TSE in Containerized Hut
76                 Containerized Hut FAT
77                 Ship Containerized Hut to Landing Site
78        TSE/Containerized Hut Installation
79             Seattle
80                 Installation
81                 SAT
82                 Type B Training
83             Whittier
84                 Installation
85                 SAT
86                 Type B Training
87             Lena Point
88                 Installation
89                 SAT
90        Land Construction
91             Seattle
92                 Land Cables/Equipment On-Site
93                 Land Construction Activities
94             Lena Point
95                 Land Cables/Equipment On-Site
96                 Land Construction Activities



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


Date: 7/11/97           Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

SSI Proprietary                  Page 4 of 6

GCI Communication Corp.                         Submarine Systems International
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
97             Whittier                                **********
98                 Land Cables/Equipment On-Site
99                 Land Construction Activities
100       Training
101            Emergency Land Cable Joint Training
102                Lena Point & Whittier @ Lena Point
103       Cable Loading/Laying Activities
104            Transit to Cable Factory
105            Cable Loading
106            Transit to Whittier, Alaska
107            Land Segment 2 Shore End, Splice/Test
108            Lay/Bury 282 km Armored
109            Surface Lay 729 km Unarmored
110            Transit to Juneau/Coordination Meeting
111            Land Segment 3 Shore End, Splice/Test
112            Lay/Bury 142 km Armored
113            Surface Lay 210 km Armored
114            Lay/Bury 17 km Armored
115            Surface Lay 67 km Unarmored/Deploy BU 1
116            Surface Lay 1,208 km Unarmored
117            Transit to Seattle/Coordination Meeting
118            Land Segment 1 Shore End, Splice/Test
119            Lay/Bury 340 km Armored
120            Contingency



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]


Date: 7/11/97           Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

SSI Proprietary                  Page 5 of 6

GCI Communication Corp.                         Submarine Systems International
                           ALASKA UNITED FIBER SYSTEM
                                  PLAN OF WORK

                                                            Start End              ***                         ***
ID      Work Activity                                  Days Date  Date Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1  Qtr 2  Qtr 3  Qtr 4  Qtr 1
121            Final Splice                            **********
122            Transit to Depot/Offload Spares
123            Transit to Seattle/Off Charter
124       Commissioning & Acceptance Tests
125            Commissioning Tests
126            Confidence Trial
127       Ready For Provisional Acceptance



             [INFORMATION HAS BEEN REDACTED FROM THIS PAGE PURSUANT
         TO A REQUEST FOR CONFIDENTIAL TREATMENT SUBMITTED TO THE SEC.]

Date: 7/11/97           Task      Milestone   Rolled Up Task  Rolled Up Progress
Project Mgr-L. Riegler  Progress  Summary     Rolled Up Milestone

SSI Proprietary                  Page 6 of 6